POWER OF ATTORNEY

Know all by these presents that the
undersigned hereby constitutes
and appoints each of J. Patrick Ervin,
Beth Tranter, and John R.
Alexander, signing singly, his true and
lawful attorney-in-fact to:

(1) execute for and on behalf of the
undersigned Forms 3, 4
and 5 and in accordance with Section
13(d) and Section 16(a) of
the Securities Exchange Act of 1934
and the rules thereunder or
any other form, statement, certification or representation required under the federal securities laws, including Form 144 and Schedule
13D (hereinafter collectively
referred to as "Forms");

(2) do and perform any and all acts
for and on behalf of the
undersigned which may be necessary
or desirable to complete the
execution of any such Forms and
the filing of such Forms with
the United States Securities and
Exchange Commission and any other
authority; and

(3) take any other action of any
type whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact,
may be of benefit to, in the best
interest of, or legally required
by, the undersigned, it being
understood that the documents executed
by such attorney-in-fact on behalf
of the undersigned pursuant to
this Power of Attorney shall be in
such form and shall contain such
terms and conditions as such attorney-
in-fact may approve in his discretion.

The undersigned hereby grants to each
such attorney-in-fact full
power and authority to do and
perform all and every act and thing
whatsoever requisite, necessary
and proper to be done in the exercise
of any of the rights and powers
herein granted, as fully to all intents
and purposes as such attorney-in-
fact might or could do if personally
present, with full power of
substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. This Power of Attorney shall remain in effect until revoked. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13 or Section 16 of the Securities Exchange Act of
1934 or any other federal securities laws.


IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney
to be executed as of this 4th day of
January, 2007.


/s/ J. Philip Hunter
J. Philip Hunter


State of New York	)
			: ss.
County of Chemung	)

On this 4th day of January, 2007,
before me, the subscriber,
personally appeared J. PHILIP
HUNTER, to me known and known
to me to be the same person
described in and who executed
the foregoing instrument, and
he duly acknowledged to me that
he executed the same.

/s/ Joseph W. Wheeler
Notary Public.

JOSEPH W. WHEELER
Notary Public, State of New York
TOMPKINS COUNTY #02WH6114036
Commission Expires Aug. 9, 2008